Exhibit 99.1 Strategic and Operational Overview February 5, 2020 2020 Cadillac XT6 Premium Luxury 1

Safe Harbor Statement This presentation contains several “forward-looking statements.” Forward-looking statements are those that use words such as “believe,” “expect,” “intend,” “plan,” “may,” “likely,” “should,” “estimate,” “continue,” “future” or “anticipate” and other comparable expressions. These words indicate future events and trends. Forward-looking statements are our current views with respect to future events and financial performance. These forward-looking statements are subject to many assumptions, risks and uncertainties that could cause actual results to differ significantly from historical results or from those anticipated by us. The most significant risks are detailed from time to time in our filings and reports with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2019. Such risks include - but are not limited to - GM's ability to sell new vehicles that we finance in the markets we serve; dealers' effectiveness in marketing our financial products to consumers; the viability of GM-franchised dealers that are commercial loan customers; the sufficiency, availability and cost of sources of financing, including credit facilities, securitization programs and secured and unsecured debt issuances; the adequacy of our underwriting criteria for loans and leases and the level of net charge-offs, delinquencies and prepayments on the loans and leases we purchase or originate; our ability to effectively manage capital or liquidity consistent with evolving business or operational needs, risk management standards and regulatory or supervisory requirements; the adequacy of our allowance for loan losses on our finance receivables; our ability to maintain and expand our market share due to competition in the automotive finance industry from a large number of banks, credit unions, independent finance companies and other captive automotive finance subsidiaries; changes in the automotive industry that result in a change in demand for vehicles and related vehicle financing; the effect, interpretation or application of new or existing laws, regulations, court decisions and accounting pronouncements; adverse determinations with respect to the application of existing laws, or the results of any audits from tax authorities, as well as changes in tax laws and regulations, supervision, enforcement and licensing across various jurisdictions; the prices at which used vehicles are sold in the wholesale auction markets; vehicle return rates, our ability to estimate residual value eat th inception of a lease and the residual value performance on vehicles we lease; interest rate fluctuations and certain related derivatives exposure; our joint ventures in China, which we cannot operate solely for our benefit and over which we have limited control; changes in the determination of LIBOR and other benchmark rates; our ability to secure private customer and employee data or our proprietary information, manage risks related to security breaches and other disruptions to our networks and systems and comply with enterprise data regulations in all key market regions; foreign currency exchange rate fluctuations, public health crises, including the occurrence of a contagious disease or illness, such as the novel coronavirus and other risks applicable to our operations outside of the U.S.; and changes in local, regional, national or international economic, social or political conditions. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, our actual results may vary materially from those expected, estimated or projected. It is advisable not to place undue reliance on any forward-looking statements. We undertake no obligation to, and do not, publicly update or revise any forward-looking statements, except as required by federal securities laws, whether as a result of new information, future events or otherwise. Unless otherwise noted, prior period information excludes Discontinued Operations and reflects results for North America and our continuing International Operations. The IHS reports, data and information (“IHS Markit Materials”) referenced herein are copyrighted property of IHS Markit Ltd and its subsidiaries (“IHS Markit”) and represent data, research, opinions or viewpoints published by IHS Markit, and are not representations of fact. The IHS Markit Materials speak as of the date of the original publication date thereof and not as of the date of this document. The information and opinions expressed in the IHS Markit Materials are subject to change without notice and IHS Markit has no duty or responsibility to update the IHS Markit materials. Moreover, while the IHS Markit Materials reproduced herein are from sources considered reliable, the accuracy and completeness thereof are not warranted, nor are the opinions and analyses which are based upon it. IHS Markit and R.L. Polk & Co. are trademarks of IHS Markit. 2

GM Financial Company Overview Focused on delivering strategic and financial value to General Motors Operations cover ~90% of GM’s worldwide sales >6.5 million retail contracts outstanding Offering auto finance products to 14,000 dealers worldwide Earning assets of $96.5B Captive Value Proposition Enhance Customer Provide Support Contribute to Drive Vehicle Experience and Across Economic Enterprise Sales Loyalty Cycles Profitability 3

Drive Vehicle Sales

Offer competitive, comprehensive suite of finance products and services to customers and dealers

Support GM's go-to-market strategies

Enhance dealer sales through lead generation programs and underwriting depth

Participate in mobility initiatives; leasing electric vehicles and financing shared and autonomous fleets cruise



>2 million leads provided to GM Dealers
~480,000 GM vehicles sold
~330,000 GM Financial originations

Note: Leads data represents results for twelve months ended December 31, 2019

GM FINANCIAL 4

Enhance Customer Experience and Loyalty Strong loyalty supports sales and earnings for GM GM Financial has industry leading manufacturer loyalty1 Integrated GM/GM Financial customer relationship management activities Customer-centric, multi-channel servicing approach leads to high customer satisfaction Personalized end-of-lease term experience designed to inform customer and increase likelihood of purchasing another GM vehicle 1. Based on January- June 2019 IHS Markit Return to Market Manufacturer Loyalty. Data based on disposal methodology and GM custom segmentation in the U.S. 5

Provide Support Across Economic Cycles Available Liquidity ($B) $26.2 $24.1 $17.9 Maintain strong liquidity position Dec 31, 2017 Dec 31, 2018 Dec 31, 2019 Manage leverage ratio within target of ~10x Borrowing capacity Cash Leverage Ratio1 Execute diversified funding plan with Managerial Target ~10x unsecured debt mix ~50% 9.49x 9.05x 8.30x Committed to investment grade rating; critical for captive strategy execution Dec 31, 2017 Dec 31, 2018 Dec 31, 2019 1. Calculated consistent with GM/GM Financial Support Agreement, filed with the Securities and Exchange Commission as an exhibit to our Current Report on Form 8-K dated April 18, 2018 6

Contribute to Enterprise Profitability Earnings Before Taxes and Dividends Steady State Target ~$2.5B Annual EBT $2,104 $1,893 $1,196 Prudent credit and residual management $375 $400 $0 CY 2017 CY 2018 CY 2019 Consistently strong earnings Earnings Before Taxes ($M) Dividend to GM ($M) Return on Average Tangible Common Equity1 17.2% 15.4% Sustainable dividend to GM 13.4% $10.5 $11.5 $9.1 Standalone return on average tangible common equity target of low-mid teens Dec 31, 2017 Dec 31, 2018 Dec 31, 2019 Tangible Net Worth ($B)2 Return on Average Tangible Common Equity 1. Defined as net income from continuing operations attributable to common shareholder for the trailing four quarters divided by average tangible common equity for the same period; see Appendix for reconciliation to the most directly comparable GAAP measure 7 2. Total shareholders’ equity less goodwill

Operating Metrics Origination Volume Retail Lease 54.7% 54.4% 54.7% 53.7% 49.8% 49.6% Retail Loan 55.7% 50.0% 52.8% 36.7% GM Financial as % of GM U.S. 47.1% 37.7% Retail Sales $12.1B $13.6B $12.4B $13.0B GM Financial as % of GM Latin $11.3B $10.9B America Retail Sales Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Ending Earning Assets $93.1B $97.0B $97.2B $98.7B $97.8B $96.5B Commercial Loan Retail Lease Retail Loan Hold Sep 30, 2018 Dec 31, 2018 Mar 31, 2019 Jun 30, 2019 Sep 30, 2019 Dec 31, 2019 8

Retail Loan Originations and Portfolio Balance ($B) $40.7 $41.8 $42.7 $42.0 $42.3 North America GM New $37.9 North America Non GM New $8.4 $6.7 $7.2 $7.1 International $5.4 $5.5 $6.1 Retail Finance Receivables at $4.7 $5.2 $5.0 quarter-end $3.1 $3.1 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 U.S. Weighted Avg. FICO Score 736 745 737 729 702 694 Outstanding Contracts (000s) 2,494 2,608 2,652 2,678 2,661 2,657 Credit Performance 5.0% Net charge-offs 4.0% 31-60 day delinquency 3.0% 2.0% 1.7% 1.8% 1.6% 1.6% 1.8% 61+ day delinquency 1.4% 1.0% 0.0% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 9

Retail Lease Originations and Portfolio Balance ($B) $44.1 $43.6 $43.1 $42.9 $42.5 $42.1 Other Volume $5.9 $5.8 $5.4 $5.2 $5.2 $5.4 U.S. Volume Lease portfolio at quarter-end $5.5 $5.5 $5.0 $4.9 $5.0 $5.1 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 GM Type of U.S. Sale – Lease1 24% 23% 26% 24% 23% 24% U.S. Weighted Avg. FICO Score 772 773 772 774 775 776 Outstanding Contracts (000s) 1,710 1,703 1,687 1,668 1,638 1,606 1. Lease as a percentage of GM U.S. retail sales mix (Source: J.D. Power and Associates’ Power Information Network PIN) 10

U.S. Residual Value U.S. GMF Gross Proceeds vs. ALG Residuals at Origination1 (Avg % Per Unit2) 115% 80,000 70,000 110% 60,000 Gain/(Loss) - 105% 50,000 40,000 100% 30,000 Sales Volume Sales 20,000 95% 10,000 Residual Realization Realization Residual 90% 0 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Sale Quarter Car CUV SUV Truck Car Avg G(L) CUV Avg G(L) SUV Avg G(L) Truck Avg G(L) Total Avg G(L) Used vehicle price decline of 3% in 2019 due primarily to peak lease terminations; expect 3-4% decline in 2020 due to sustained high levels of off-lease supply 1. Based on average condition ALG residual with mileage modifications 2. Reflects average gain/(loss) per unit on vehicles returned to GM Financial and sold in the period 11

Commercial Loan Commercial Finance Receivables Portfolio 1,872 1,809 1,852 1,750 1,773 1,682 $13.0 $13.3 International ($B) $12.7 $12.4 $12.1 $11.1 North America ($B) Number of Dealers $11.1 $11.0 $11.5 $12.0 $9.6 $10.7 Sep 30, 2018 Dec 31, 2018 Mar 31, 2019 Jun 30, 2019 Sep 30, 2019 Dec 31, 2019 U.S. Wholesale Dealer Penetration 23.6% 25.2% 26.0% 27.0% 28.1% 28.8% U.S. Floorplan Dealers 1,045 1,116 1,151 1,190 1,238 1,262 Targeting one third U.S. market share by YE 2020 12

China Joint Ventures • General Motors’ China retail market share for CY 2019 was 12.2% • Joint venture earning assets of $19.1B at December 31, 2019, up $1.7B year-over-year • Record annual penetration of SGM Retail Sales of 45% China JVs as % of SGM Retail Sales Retail Origination Volume ($B) 45.1% $12.3 $12.0 41.4% $11.2 38.1% CY 2017 CY 2018 CY 2019 CY 2017 CY 2018 CY 2019 Equity Income ($M) Net Charge-offs on Loans $173 $183 $166 0.3% 0.1% 0.1% CY 2017 CY 2018 CY 2019 CY 2017 CY 2018 CY 2019 13

Global Funding Platform Total Debt Outstanding December 31, 2019 International North America $5.9 • Strategy to fund locally with flexibility to issue Securitization $33.5 globally to support U.S. growth North America Credit Facilities • Target ~50% unsecured debt mix $4.7 $88.9B - 55% at December 31, 2019 • Global senior notes platform issuing across North America Unsecured $44.8 multiple currencies • Five securitization platforms in North America, segregated by asset type and geography Public Debt Issuances • Committed credit facilities of $27.0B provided $22.4B $20-23B by 27 banks at December 31, 2019 $18.9B $8.6 ~$7-8 $6.9 $13.8 $12.0 ~$13-15 CY 2018 CY 2019 CY 2020 (F) Securitization1 Senior Notes 1. Includes Rule 144a transactions 14

Financial Support from GM • Support Agreement between GM and GM Financial solidifies GM Financial as core component of GM’s business and strengthens ability to support GM’s strategy • Requires 100% voting ownership of GM Financial by GM as long as GM Financial has unsecured debt securities outstanding • Augments GM Financial’s liquidity position through $1.0B junior subordinated unsecured credit line from GM, and exclusive access to $2.0B, 364-day tranche of GM’s Revolving Credit Facility • Establishes leverage limits and provides capital support if needed - Leverage limits (Net Earning Assets divided by Adjusted Equity; including any amount outstanding on the Junior Subordinated Revolving Credit Facility) above the thresholds triggers funding request from GM Financial to GM1 Leverage limit of 11.5x at December 31, 2019; increases to 12.0x when Net Earning Assets exceed $100B 1. Measured at each calendar quarter 15

Committed to Investment Grade • GM targeting performance consistent with “A” ratings criteria • GM Financial ratings aligned with GM’s rating; currently investment grade with all agencies • Investment grade rating critical for captive strategy execution GM GM Financial Company Company Bond Rating Outlook Bond Rating ST Rating Outlook Rating Rating Current Ratings DBRS BBB (high) N/A Stable BBB (high) BBB (high) R-2 (high) Stable Fitch BBB BBB Stable BBB BBB F-2 Stable Moody’s I.G. Baa3 Stable Baa3 Baa3 P-3 Stable Standard and Poor’s BBB BBB Stable BBB BBB A-2 Stable 16

GM Financial Key Strengths • GM priority to grow GM Financial STRATEGIC - Expansion of captive presence in the U.S. to further enhance customer experience INTERDEPENDENCE and loyalty WITH GM - Maintain captive penetration levels outside of the U.S. • Operations covering ~90% of GM’s worldwide sales FULL SUITE OF AUTO FINANCE SOLUTIONS - Drive vehicle sales through new product offerings and enhancements and geographic expansion - Focused customer experience strategy to support customer loyalty and retention SOLID GLOBAL - Growing finance penetration in China provides opportunity for increased profitability FUNDING PLATFORM • Investment grade rating; committed bank lines, well-established ABS and unsecured debt issuance programs STRONG BALANCE - Along with GM, committed to investment grade SHEET AND FINANCIAL PERFORMANCE - Appropriate liquidity and strong balance sheet provides flexible support across economic cycles EXPERIENCED AND • Earned $2.1B in earnings before taxes in calendar year 2019; expect 2020 SEASONED full year EBT to be flat to slightly down MANAGEMENT TEAM - Decrease due to increased provision expense associated with earning asset growth and implementation of CECL and lower net leased vehicle income 17

Appendix GM Financial Return on Average Common Equity Years Ended Dec 31, 2017 Dec 31, 2018 Dec 31, 2019 Net income attributable to common shareholder $645 $1,504 $1,477 Plus: loss from discontinued operations, net of tax 424 -- -- Net income from continuing operations attributable to common shareholder 1,069 1,504 1,477 Average equity 9,451 11,049 12,270 Less: average preferred equity (303) (1,136) (1,477) Average common equity 9,148 9,913 10,793 Less: average goodwill (1,199) (1,192) (1,186) Average tangible common equity $7,949 $8,721 $9,607 Return on average common equity 11.7% 15.2% 13.7% Return on average tangible common equity1 13.4% 17.2% 15.4% 1. Defined as net income from continuing operations attributable to common shareholder for the trailing four quarters divided by average tangible common equity for the same period 18

2020 Buick Encore GX 19